Exhibit 10.1

Execution Copy

OMNIBUS AMENDMENT TO SECURED NOTES
THIS OMNIBUS AMENDMENT TO SECURED NOTES (this “Amendment”) is made and entered into as of May 3, 2019, among HC2 Station Group, Inc., a Delaware corporation, and HC2 LPTV Holdings, Inc., a Delaware corporation (each a “Subsidiary Borrower” and, together, the “Subsidiary Borrowers”), HC2 Broadcasting Holdings Inc., a Delaware corporation (the “Parent Borrower” and, together with the Subsidiary Borrowers, the “Borrowers”), Great American Life Insurance Company, an Ohio corporation (“GALIC”) and Great American Insurance Company, an Ohio corporation (“GAIC” and, together with GALIC, the “Initial Lenders”), Minority Brands, Inc., an Ohio Corporation (“MBI”), and Continental General Insurance Company, a Texas Corporation (“CGIC” and, together with MBI, the “Additional Lenders” and, together with the Initial Lenders, each a “Lender” and, collectively, the “Lenders” and, together with the Borrowers, each a “Party” and collectively, the “Parties”).
W I T N E S S E T H:

WHEREAS, the Subsidiary Borrowers have entered into the Secured Notes (as defined on Schedule I hereto) with the applicable Lender or Lenders; and
WHEREAS, the Subsidiary Borrowers wish to amend the Secured Notes to add additional collateral to secure the Secured Notes, to add the Parent Borrower as an additional “Borrower” thereunder, and to make certain other amendments thereto and to the Agreement Re: Secured Notes (as defined below) as set forth herein.
Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Secured Notes.
In consideration of the premises, the mutual covenants, and the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties covenant and agree as follows:
Section 1. Certain Amendments to the Secured Notes.
(a) Amendments.
(i) The following defined terms contained in the Secured Notes are hereby amended and restated in their entirety as follows:
“Additional Collateral” means:

(a)
All FCC Licenses and all proceeds from the sale, lease, assignment or transfer of such FCC Licenses to a third party to the fullest extent that the creation of a security interest in any such FCC License would be permitted by applicable Law as in effect in any applicable jurisdiction, including after giving effect to Section 9-408 of the Uniform Commercial Code as in effect in any applicable jurisdiction;

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(b)
all accounts, chattel paper, deposit accounts, documents, equipment, general intangibles, payment intangibles, software, commercial tort claims, instruments, inventory, investment property, letter of credit rights, letters of credit, money and any supporting obligations related to any of the foregoing (each as defined in the Uniform Commercial Code of the State of New York (“UCC”));

(c)	all books and records pertaining to the property described in this Section;

(d)	all Intellectual Property pertaining to the property described in this Section; and

(e)
to the extent not otherwise included, all proceeds of the foregoing in whatever form, including, without limitation any insurance, indemnity, warranty or guaranty payable with respect to any Additional Collateral, any awards or payments due or payable in connection with any condemnation, requisition, confiscation, seizure or forfeiture of any Additional Collateral by any person acting under Governmental Authority or color thereof, and any damages or other amounts payable to Borrowers in connection with any lawsuit regarding any of the Additional Collateral.

“Borrower” and “Borrowers” means, each of and collectively, the Parent Borrower and the Subsidiary Borrowers.
“Collateral” means, collectively, the Pledged Stock and the Additional Collateral.
(ii) Each of the Secured Notes is hereby amended to add the following defined terms in the appropriate alphabetical order:
“Operating Subsidiaries” means, collectively, HC2 Station Group, Inc.,HC2 Broadcasting Inc., HC2 Network Inc. and HC2 LPTV Holdings, Inc., each a Delaware corporation.
“Parent Borrower” means, HC2 Broadcasting Holdings, Inc. a Delaware corporation.
“Pledged Stock” means all shares of capital stock issued by each of the Operating Subsidiaries, any certificates evidencing any such shares, and any distribution of property and dividends made on, in respect of or in exchange for the foregoing from time to time.
“Subsidiary Borrowers” means HC2 Station Group, Inc. and HC2 LPTV Holdings, Inc., each a Delaware corporation.
(iii) The following provision of each of the $35,000,000 Secured Note and the $7,500,000 Secured Note (each as defined on Schedule I hereto) is hereby amended and restated in its entirety as follows:

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6.1
Grant. The Parent Borrower, as collateral security for the prompt and complete payment and performance when due of the obligations of the Borrowers hereunder, whether now existing or hereafter incurred, matured or unmatured, direct or indirect, primary or secondary or due or to become due, hereby grants to the Lenders a lien on and security interest in all of Parent Borrower’s right, title and interest, whether now owned or hereafter acquired, in the Pledged Stock. Each Subsidiary Borrower, as collateral security for the prompt and complete payment and performance when due of the obligations of the Borrowers hereunder, whether now existing or hereafter incurred, matured or unmatured, direct or indirect, primary or secondary or due or to become due, hereby grants to the Lenders a lien on and security interest in, all of such Subsidiary Borrower’s right, title and interest in, to and under the Additional Collateral, whether now owned or hereafter acquired.

(iv) The following provision of each of the $6,800,000 Secured Note and the $700,000 Secured Note (each as defined on Schedule I hereto) is hereby amended and restated in its entirety as follows:

6.1
Grant. Subject to the Agreement Re: Secured Notes, the Parent Borrower, as collateral security for the prompt and complete payment and performance when due of the obligations of the Borrowers hereunder, whether now existing or hereafter incurred, matured or unmatured, direct or indirect, primary or secondary or due or to become due, hereby grants to the Lenders a lien on and security interest in all of Parent Borrower’s right, title and interest, whether now owned or hereafter acquired, in the Pledged Stock. Subject to the Agreement Re: Secured Notes, each Subsidiary Borrower, as collateral security for the prompt and complete payment and performance when due of the obligations of the Borrowers hereunder, whether now existing or hereafter incurred, matured or unmatured, direct or indirect, primary or secondary or due or to become due, hereby grants to the Lender a lien on and security interest in, all of such Subsidiary Borrower’s right, title and interest in, to and under the Additional Collateral, whether now owned or hereafter acquired.

Section 2. Joinder of Parent Borrower.
(a) Joinder. The Parent Borrower hereby expressly assumes all of the obligations of a “Borrower” under each of the Secured Notes, and hereby agrees to be bound by all covenants and agreements of a “Borrower” thereunder and to perform all of the obligations and duties of it thereunder as a “Borrower”.
Section 3. Agreement Re: Secured Notes.
(a) Understandings and Agreements. Each of the Subsidiary Borrowers and the Initial Lenders hereby understands and agrees that all references to “Collateral” in the Agreement Re: Secured Notes, dated as of January 22, 2019 (the “Agreement Re: Secured Notes”), among the Subsidiary Borrowers and the Initial Lenders shall mean “Collateral” as defined in this Amendment.

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Section 4. Miscellaneous.
(a) Notices.
(i) All notices, requests or other communications required or permitted to be delivered hereunder shall be delivered in writing and shall be given by personal delivery or nationally recognized overnight courier, in each case to the address specified below or to such other address as such Party may from time to time specify in writing in compliance with this provision:
If to the Borrowers:
HC2 Station Group, Inc.
c/o HC2 Holdings, Inc.
450 Park Avenue, 30th Floor
New York, New York 10022
Attn: Rebecca Hanson

HC2 LPTV Holdings, Inc.
c/o HC2 Holdings, Inc.
450 Park Avenue, 30th Floor
New York, New York 10022
Attn: Rebecca Hanson

If to the Initial Lenders:

Great American Life Insurance Company and
Great American Insurance Company
c/o American Money Management Corporation
301 East Fourth Street
27th Floor
Cincinnati, Ohio 45202
Attn: Tom Keitel and Tim Shipp

With copies to:

Great American Insurance Company
c/o American Money Management Corporation
301 East Fourth Street
27th Floor
Cincinnati, Ohio 45202
Attn: John S. Fronduti and Mark A. Weiss

If to an Additional Lender:
Minority Brands, Inc.
653 McCorkle Boulevard,
Suite P

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Westerville, Ohio 43082
Attn: Richard Schlig

With copies to:

Koerner and Olender, P.C.
7020 Richard Drive
Bethesda, Maryland 20817
Attn: James Koerner

Continental General Insurance Company
P.O. Box 203098
Austin, Texas 78720
Attn: David Ramsey

(ii) Notices are deemed received (a) when delivered, if personally delivered, and (b) on the next Business Day after tender for delivery if delivered by reputable overnight courier service.
(b) Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES WHICH WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION OTHER THAN THE STATE OF NEW YORK.
(c) Submission to Jurisdiction. Each Party hereby irrevocably and unconditionally (i) agrees that any legal action, suit or proceeding arising out of or relating to this Amendment may be brought in the state and federal courts located in the State of New York, County of New York, Borough of Manhattan and (ii) submits to the jurisdiction of any such court in any such action, suit or proceeding. Final judgment against any Party in any action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment.
(d) Venue. Each Party irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment in any court referred to in the foregoing paragraph and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(e) Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY.

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(f) Counterparts; Integration; Effectiveness. This Amendment and any amendments, waivers, consents or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all taken together shall constitute a single instrument. This Amendment and the Secured Notes constitute the entire agreement between the Parties with respect to the subject matter hereof and supersedes all previous agreements and understandings, oral or written, with respect thereto. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
(g) Successors and Assigns. This Amendment may be assigned by the Initial Lenders to any Person who is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code, as amended and by CGIC to any of its affiliates; provided that, any such assignment or transfer shall be evidenced by the execution of a joinder or counterpart to this Amendment in the name of the assignee or transferee with terms and conditions identical to those herein. The Borrowers may not assign or transfer this Amendment or any of its rights hereunder without the prior written consent of each Lender.
(h) Third Party Beneficiaries. This Amendment shall inure to the benefit of, and be binding upon, the Borrowers and the Lenders (and the applicable Lenders’ respective permitted assigns).
(i) Interpretation. For purposes of this Amendment: (i) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (ii) the word “or” is not exclusive; and (iii) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Amendment as a whole. The definitions given for any defined terms in this Amendment shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context otherwise requires, references herein: (x) to Schedules, Exhibits and Sections mean the Schedules, Exhibits and Sections of this Amendment; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Amendment shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.
(j) Amendments and Waivers. No term of this Amendment may be waived, modified or amended except by an instrument in writing signed by all of the Parties. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.
(k) Headings. The headings of the various Sections and subsections herein are for reference only and shall not define, modify, expand or limit any of the terms or provisions hereof.
(l) No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising on the part of any Lender, of any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by applicable Law.

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(m) Severability. If any term or provision of this Amendment is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Amendment or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
(n) Further Assurances. The Parties irrevocably (i) consent to the transactions contemplated hereby and (ii) shall sign (or cause to be signed) all further documents, do (or cause to be done) all further acts, and provide all assurances as may reasonably be necessary or desirable to give effect to the terms of this Amendment.
(o) Publicity; Confidentiality. Except as may be required by applicable Law, none of the Parties shall issue a press release or public announcement or otherwise make any disclosure concerning this Amendment or the transactions contemplated hereby, without prior written consent of the other Parties. If any announcement is required by applicable Law to be made by a Party, prior to making such announcement or disclosure such Party, to the extent reasonably practicable, will deliver a draft of such announcement to the other party and shall give the other party a reasonable opportunity to comment thereon. Notwithstanding anything to the contrary herein, the Parties may (i) disclose the terms and provisions of this Amendment in, and/or file this Amendment as an exhibit to, any report required to be filed with the Securities and Exchange Commission and (ii) publish, make, repeat or otherwise use any statement previously consented to by the other Parties unless and until another Party objects in writing to the use thereof.
(Signature Pages Follow)

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IN WITNESS WHEREOF, the Borrowers have executed this Amendment as of the date first written above.

HC2 BROADCASTING HOLDINGS INC.,
as the Parent Borrower

HC2 STATION GROUP, INC.,
as a Subsidiary Borrower

HC2 LPTV HOLDINGS, INC.,
as a Subsidiary Borrower

By:    /s/ Ivan P. Minkov
Name:    Ivan P. Minkov
Title:    Chief Financial Officer

[Signature Page to Omnibus Amendment]

Accepted and agreed:

GREAT AMERICAN LIFE
INSURANCE COMPANY,
as an Initial Lender

By:    /s/ Mark F. Muething
Name:    Mark F. Muething
Title:    President

GREAT AMERICAN
INSURANCE COMPANY,
as an Initial Lender

By:
Name:    Stephen C. Beraha
Title:    Assistant Vice President

[Signature Page to Omnibus Amendment]

Accepted and agreed:

GREAT AMERICAN LIFE
INSURANCE COMPANY,
as an Initial Lender

By:
Name:    Mark F. Muething
Title:    President

GREAT AMERICAN
INSURANCE COMPANY,
as an Initial Lender

By:    /s/ Stephen C. Beraha
Name:    Stephen C. Beraha
Title:    Assistant Vice President

[Signature Page to Omnibus Amendment]

MINORITY BRANDS, INC.,
as an Additional Lender

By:    /s/ Richard Schilg
Name:    Richard Schilg
Title: Chief Executive Officer

[Signature Page to Omnibus Amendment]

Continental General Insurance Company,
as an Additional Lender

By:    /s/ David Ramsey
Name:    David Ramsey
Title: President & CEO

[Signature Page to Omnibus Amendment]

Schedule I:
Secured Notes
1.US $35,000,000 secured note, dated as of August 7, 2018, among the Borrowers and the Initial Lenders (as amended by the Agreement Re: Secured Notes, the “$35,000,000 Secured Note”).

2.US $7,500,000 secured note, dated as of January 22, 2019, among the Borrowers and the Initial Lenders (the “$7,500,000 Secured Note”).

3.US $700,000 secured note, dated as of April 1, 2019, among the Borrowers and MBI (the “$700,000 Secured Note”).

4.US $6,800,000 secured note, dated as of May 3, 2019, among the Borrowers and CGIC (the “$6,800,000 Secured Note” and, together with the $35,000,000 Secured Note, the $7,500,000 Secured Note and the $700,000 Secured Note, the “Secured Notes”).

Sch-I-1
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